SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-52485

Date of Report: July 30, 2007

CASPIAN INTERNATIONAL OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	20-5588710
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1800 West Loop South, Suite 850, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-9222
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Appointment of Certain Officers

On July 30, 2007, the Board of Directors of Caspian International Oil Corporation terminated J.E. Knight from his position as Caspian International’s Chief Executive Officer.

On the same date the Board appointed Nurlan Janseitov to serve as Chief Executive Officer.  Mr. Janseitov has been Caspian International’s Chairman of the Board since August 2006, and served as its Chief Executive Officer from August 2006 through November 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2007

CASPIAN INTERNATIONAL OIL CORPORATION

By: /s/ Nurlan Janseitov_

     Nurlan Janseitov, Chief Executive Officer